EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS SECOND QUARTER 2018 RESULTS
Comparable RevPAR Increased 2.3% for all Hotels Not Under Renovation
Completed Refinancings of 56 Hotels for $2.3 Billion
Entered into an Enhanced Return Funding Program with Ashford Inc.
Completed Acquisition of Hilton Alexandria Old Town for $111 million

DALLAS, August 2, 2018 - Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the second quarter ended June 30, 2018. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of June 30, 2018 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2018 with the second quarter ended June 30, 2017 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Opportunistic focus on upper upscale, full-service hotels

•	Targets moderate debt levels of approximately 55 - 60% net debt/gross assets

•	Highly-aligned management team and advisory structure

•	Attractive dividend yield of approximately 6.1%

•	Targets cash and cash equivalents at a level of 25 - 35% of total equity market capitalization for the purposes of:

▪	working capital needs at property and corporate levels

▪	hedging against a downturn in the economy or hotel fundamentals

▪	being prepared to pursue accretive investments or stock buybacks as those opportunities arise

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net loss attributable to common stockholders was $29.0 million or $0.30 per diluted share for the quarter

•	Comparable RevPAR for all hotels increased 1.6% to $137.53 during the quarter

•	Comparable RevPAR for all hotels not under renovation increased 2.3% to $134.36 during the quarter

•	Adjusted EBITDAre was $120.7 million for the quarter

•	Adjusted funds from operations (AFFO) was $0.42 per diluted share for the quarter

•	The Company’s common stock is currently trading at an approximate 6.1% dividend yield

AHT Reports Second Quarter Results

August 2, 2018

•	During the quarter, the Company entered into a new Enhanced Return Funding Program agreement with Ashford Inc.

•	During the quarter, the Company completed the acquisition of the 252-room Hilton Alexandria Old Town for $111 million

•	During the quarter, the Company refinanced eight mortgage loans on 56 hotels for $2.3 billion

•	During the quarter, the Company completed the sale of the SpringHill Suites Centreville for $7.5 million

•	During the quarter, the Company completed the sale of the Residence Inn Tampa Downtown for $24 million

•	Capex invested during the quarter was $53.7 million

ENHANCED RETURN FUNDING PROGRAM & HILTON ALEXANDRIA ACQUISITION
On June 26, 2018, the Company announced that it had entered into an Enhanced Return Funding Program (“ERFP”) with Ashford Inc. (NYSE American: AINC). Subject to the terms of the two-year programmatic agreement, Ashford Inc. has committed to effectively fund amounts equal to 10% of the purchase price of Ashford Trust hotel acquisitions, up to an amount of $50 million in aggregate funding. The Program has the potential to be upsized to $100 million based upon mutual agreement. The Program is structured to significantly improve the 5-year internal rate of return for new hotel acquisitions at Ashford Trust.

On June 29, 2018, the Company completed the acquisition of the 252-room Hilton Alexandria Old Town located in Alexandria, Virginia, for total consideration of $111 million. The Hotel, with a trailing 12-month RevPAR of $161, opened in 2000, has 12,967 square feet of meeting space, and is well located near office and retail demand generators.

The purchase of the Hilton Alexandria Old Town is expected to be the Company’s first hotel acquisition to benefit from the ERFP. In connection with this acquisition and subject to the terms of the ERFP, Ashford Inc. has committed to provide Ashford Trust with approximately $11.1 million of cash via the future purchase of hotel furniture, fixtures, and equipment at Ashford Trust properties. Concurrent with the completion of the acquisition, the Company financed the hotel with a $73.5 million non-recourse mortgage loan. The interest-only loan has a term of five years and bears interest at a rate of LIBOR + 2.45%. The property will continue to be operated as a Hilton under a management agreement with Hilton.

CAPITAL STRUCTURE
At June 30, 2018, the Company had total mortgage debt of $4.0 billion with a blended average interest rate of 5.5%.

On April 9, 2018, the Company announced that it had refinanced a mortgage loan, secured by 22 hotels, with an existing outstanding balance totaling approximately $972 million. The previous mortgage loan that was refinanced was the Highland Pool loan with a final maturity date in April 2021. The new loan totals $985 million, has a two-year initial term and five one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and provides for a floating interest rate of LIBOR + 3.20%. This refinancing is expected to result in annual interest savings of approximately $11 million as compared to the previous loan terms.

On June 15, 2018, the Company announced that it had refinanced seven mortgage loans, secured by 34 hotels, with existing outstanding balances totaling approximately $1.07 billion. The previous mortgage loans that were refinanced were the MIP Portfolio loan with a final maturity date in February 2019, the Morgan Stanley Pool A loan with a final maturity date in August 2019, the Morgan Stanley Pool B loan with a final

AHT Reports Second Quarter Results

August 2, 2018

maturity date in August 2019, the Marriott Memphis loan with a final maturity date in April 2020, the Lakeway Resort loan with a final maturity date in May 2020, the W Atlanta Downtown loan with a final maturity date in July 2020, and the JP Morgan 17-Pack loan with a final maturity date in October 2022. The new financing is comprised of six separate mortgage loans with an average size of approximately $211.7 million that together total approximately $1.27 billion and each has a two-year initial term with five one-year extension options, subject to the satisfaction of certain conditions. The loans bear interest at a combined weighted average rate of LIBOR + 3.83%, which is 74 basis points lower than the previous mortgage loans. After the closing of this financing, the weighted average maturity of the Company's debt is 6.1 years. The next hard debt maturity for the Company is in July 2019.

Subsequent to the end of the quarter, the Company repurchased approximately $56 million of junior mezzanine debt on one of the loan pools. The junior mezzanine debt is priced at LIBOR + 9.00%.

During the quarter, the Company completed the sale of the 136-room SpringHill Suites Centreville in Centreville, Virginia for $7.5 million.

On May 14, 2018, the Company announced it had completed the sale of the 109-room Residence Inn Tampa Downtown in Tampa, Florida for $24 million ($220,000 per key). The sales price represented a trailing twelve-month cap rate of 7.6% on net operating income and an 11.8x Hotel EBITDA multiple as of March 31, 2018.

PORTFOLIO REVPAR
As of June 30, 2018, the portfolio consisted of 118 properties. During the second quarter of 2018, 105 of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 118 hotels) and comparable not under renovation basis (105 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR increased 1.6% to $137.53 for all hotels on a 2.7% increase in ADR and a 1.1% decrease in occupancy

•	Comparable RevPAR increased 2.3% to $134.36 for hotels not under renovation on a 2.3% increase in ADR and a 0.0% change in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the 118 hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On June 5, 2018, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.12 per diluted share for the Company's common stock for the second quarter ending June 30, 2018, payable on July 16, 2018, to shareholders of record as of June 29, 2018.

AHT Reports Second Quarter Results

August 2, 2018

“We continue to see the operational and value-added benefits from our high quality, diverse portfolio,” commented Douglas A. Kessler, Ashford Trust’s President and Chief Executive Officer. “Year-to-date, we have been able to complete several capital markets transactions that strengthened our balance sheet, extended our loan maturity schedule and reduced loan spreads. As for our transactions, we are pleased with the sale of two lower RevPAR select-service hotels at a combined cap rate below where we are currently trading. As for acquisitions, we are enthusiastic about the Hilton Alexandria Old Town, as it is not only an accretive addition to our portfolio, but it is also the first transaction expected to benefit from the new Enhanced Return Funding Program with Ashford Inc. Looking ahead, we are very excited about this ERFP program and expect this funding arrangement will be a clear competitive advantage as we continue to look for opportunities to accretively grow our platform and increase stockholder value.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Friday August 3, 2018, at 11:00 a.m. ET. The number to call for this interactive teleconference is (323) 794-2423.  A replay of the conference call will be available through Friday, August 10, 2018, by dialing (719) 457-0820 and entering the confirmation number, 6148262.

The Company will also provide an online simulcast and rebroadcast of its second quarter 2018 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company's web site, www.ahtreit.com on Friday, August 3, 2018, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Substantially all of our non-current assets consist of real estate investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company's operations. These supplemental measures include FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. FFO and EBITDAre are computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to how these measures reported by other REITs that do not define the term in accordance with the current NAREIT definitions or that interpret the NAREIT definitions differently than us. None of FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, or Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA to be meaningful measures of a REIT's performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry in upper upscale, full-service hotels.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

AHT Reports Second Quarter Results

August 2, 2018

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements in this press release may include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's annual net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. Hotel EBITDA Margin is Hotel EBITDA divided by total revenues. Funds from operations ("FFO"), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures. EBITDAre and Adjusted EBITDAre are non-GAAP financial measures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)
(unaudited)

	June 30, 2018	December 31, 2017
ASSETS
Investments in hotel properties, net	$4,109,720	$4,035,915
Cash and cash equivalents	417,359	354,805
Restricted cash	135,419	116,787
Marketable securities	24,072	26,926
Accounts receivable, net of allowance of $540 and $770, respectively	57,852	44,257
Inventories	4,277	4,244
Investment in Ashford Inc.	1,293	437
Investment in OpenKey	2,911	2,518
Deferred costs, net	2,746	2,777
Prepaid expenses	23,052	19,269
Derivative assets	3,209	2,010
Other assets	18,993	14,152
Intangible asset, net	9,884	9,943
Due from third-party hotel managers	20,860	17,387
Assets held for sale	—	18,423
Total assets	$4,831,647	$4,669,850

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$3,948,020	$3,696,300
Accounts payable and accrued expenses	141,986	132,401
Dividends and distributions payable	27,240	25,045
Due to Ashford Inc., net	17,748	15,146
Due to related party, net	388	1,067
Due to third-party hotel managers	2,454	2,431
Intangible liabilities, net	15,661	15,839
Other liabilities	19,708	18,376
Liabilities associated with assets held for sale	—	13,977
Total liabilities	4,173,205	3,920,582

Redeemable noncontrolling interests in operating partnership	146,249	116,122
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock 2,389,393 shares issued and outstanding at June 30, 2018 and December 31, 2017	24	24
Series F Cumulative Preferred Stock 4,800,000 shares issued and outstanding at June 30, 2018 and December 31, 2017	48	48
Series G Cumulative Preferred Stock 6,200,000 shares issued and outstanding at June 30, 2018 and December 31, 2017	62	62
Series H Cumulative Preferred Stock 3,800,000 shares issued and outstanding at June 30, 2018 and December 31, 2017	38	38
Series I Cumulative Preferred Stock 5,400,000 shares issued and outstanding at June 30, 2018 and December 31, 2017	54	54
Common stock, $0.01 par value, 400,000,000 shares authorized, 98,612,117 and 97,409,113 shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively	986	974
Additional paid-in capital	1,793,869	1,784,997
Accumulated deficit	(1,283,516)	(1,153,697)
Total shareholders' equity of the Company	511,565	632,500
Noncontrolling interests in consolidated entities	628	646
Total equity	512,193	633,146
Total liabilities and equity	$4,831,647	$4,669,850

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
REVENUE
Rooms	$309,381	$311,205	$580,074	$587,910
Food and beverage	60,429	63,842	115,473	126,692
Other	18,558	14,948	34,049	28,714
Total hotel revenue	388,368	389,995	729,596	743,316
Other	796	675	1,775	1,063
Total revenue	389,164	390,670	731,371	744,379
EXPENSES
Hotel operating expenses
Rooms	64,214	65,034	123,300	124,907
Food and beverage	40,156	42,276	78,621	84,446
Other expenses	116,254	113,824	222,637	225,557
Management fees	14,371	14,247	27,108	27,073
Total hotel operating expenses	234,995	235,381	451,666	461,983
Property taxes, insurance and other	20,230	18,766	38,589	37,099
Depreciation and amortization	64,566	60,547	127,613	125,245
Impairment charges	19	—	1,679	—
Transaction costs	9	8	11	11
Advisory services fee:
Base advisory fee	8,873	8,639	17,488	17,355
Reimbursable expenses	1,997	2,637	3,526	4,159
Non-cash stock/unit-based compensation	8,939	2,953	15,685	3,356
Incentive fee	3,270	—	3,457	—
Corporate, general and administrative:
Non-cash stock/unit-based compensation	536	565	536	565
Other general and administrative	2,695	2,689	4,824	7,859
Total operating expenses	346,129	332,185	665,074	657,632
OPERATING INCOME (LOSS)	43,035	58,485	66,297	86,747
Equity in earnings (loss) of unconsolidated entities	1,170	(2,138)	582	(2,901)
Interest income	883	546	1,629	754
Gain (loss) on sale of hotel properties	412	14,092	403	14,009
Other income (expense), net	206	(146)	282	(3,266)
Interest expense, net of premium amortization	(52,716)	(51,931)	(105,006)	(101,890)
Amortization of loan costs	(5,490)	(3,025)	(7,943)	(8,371)
Write-off of premiums, loan costs and exit fees	(5,694)	(1,575)	(7,744)	(1,629)
Unrealized gain (loss) on marketable securities	(268)	(531)	(826)	(3,877)
Unrealized gain (loss) on derivatives	(1,916)	(1,743)	(1,587)	(325)
INCOME (LOSS) BEFORE INCOME TAXES	(20,378)	12,034	(53,913)	(20,749)
Income tax benefit (expense)	(2,973)	(1,606)	(2,087)	(760)
NET INCOME (LOSS)	(23,351)	10,428	(56,000)	(21,509)
(Income) loss from consolidated entities attributable to noncontrolling interest	(20)	(13)	18	18
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	5,065	(231)	11,405	6,262
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(18,306)	10,184	(44,577)	(15,229)
Preferred dividends	(10,644)	(10,956)	(21,288)	(21,912)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(28,950)	$(772)	$(65,865)	$(37,141)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.30)	$(0.01)	$(0.69)	$(0.40)
Weighted average common shares outstanding – basic	96,889	95,320	96,137	95,086
Diluted:
Net income (loss) attributable to common stockholders	$(0.30)	$(0.01)	$(0.69)	$(0.40)
Weighted average common shares outstanding – diluted	96,889	95,320	96,137	95,086
Dividends declared per common share:	$0.12	$0.12	$0.24	$0.24

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Net income (loss)	$(23,351)	$10,428	$(56,000)	$(21,509)
Interest income	(883)	(546)	(1,629)	(754)
Interest expense and amortization of premiums and loan costs, net	58,206	54,956	112,949	110,261
Depreciation and amortization	64,566	60,547	127,613	125,245
Income tax expense (benefit)	2,973	1,606	2,087	760
Equity in (earnings) loss of unconsolidated entities	(1,170)	2,138	(582)	2,901
Company's portion of EBITDA of unconsolidated entities	3,429	596	2,305	88
EBITDA	103,770	129,725	186,743	216,992
Impairment charges on real estate	19	—	1,679	—
(Gain) loss on sale of hotel properties	(412)	(14,092)	(403)	(14,009)
EBITDAre	103,377	115,633	188,019	202,983
Amortization of unfavorable contract liabilities	(39)	(404)	(78)	(788)
Uninsured hurricane related costs	(17)	—	(228)	—
Write-off of premiums, loan costs and exit fees	5,694	1,575	7,744	1,629
Other (income) expense, net	(206)	146	(282)	3,266
Transaction, acquisition and management conversion costs	121	892	205	3,568
Legal judgment and related legal costs	161	263	927	4,064
Unrealized (gain) loss on marketable securities	268	531	826	3,877
Unrealized (gain) loss on derivatives	1,916	1,743	1,587	325
Dead deal costs	3	—	3	4
Software implementation costs	—	1,034	—	1,034
Non-cash stock/unit-based compensation	9,801	3,710	16,803	4,138
Company's portion of (gain) loss of investment in securities investment fund	—	—	—	(52)
Company's portion of adjustments to EBITDA of unconsolidated entities	(341)	505	2,191	2,389
Adjusted EBITDAre	$120,738	$125,628	$217,717	$226,437
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Net income (loss)	$(23,351)	$10,428	$(56,000)	$(21,509)
(Income) loss from consolidated entities attributable to noncontrolling interest	(20)	(13)	18	18
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	5,065	(231)	11,405	6,262
Preferred dividends	(10,644)	(10,956)	(21,288)	(21,912)
Net income (loss) attributable to common stockholders	(28,950)	(772)	(65,865)	(37,141)
Depreciation and amortization on real estate	64,509	60,487	127,498	125,122
Gain (loss) on sale of hotel properties	(412)	(14,092)	(403)	(14,009)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(5,065)	231	(11,405)	(6,262)
Equity in (earnings) loss of unconsolidated entities	(1,170)	2,138	(582)	2,953
Impairment charges on real estate	19	—	1,679	—
Company's portion of FFO of unconsolidated entities	2,427	(2,139)	655	(2,973)
FFO available to common stockholders and OP unitholders	31,358	45,853	51,577	67,690
Write-off of premiums, loan costs and exit fees	5,694	1,575	7,744	1,629
Uninsured hurricane related costs	(17)	—	(228)	—
Other (income) expense, net	(206)	146	(282)	3,266
Transaction, acquisition and management conversion costs	121	892	205	3,568
Legal judgment and related legal costs	161	263	927	4,064
Unrealized (gain) loss on marketable securities	268	531	826	3,877
Unrealized (gain) loss on derivatives	1,916	1,743	1,587	325
Dead deal costs	3	—	3	4
Software implementation costs	—	1,034	—	1,034
Non-cash stock/unit-based compensation	9,801	3,710	16,803	4,138
Company's portion of (gain) loss of investment in securities investment fund	—	—	—	(52)
Company's portion of adjustments to FFO of unconsolidated entities	(341)	3,003	2,191	4,887
Adjusted FFO available to common stockholders and OP unitholders	$48,758	$58,750	$81,353	$94,430
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.42	$0.52	$0.71	$0.84
Weighted average diluted shares	115,754	113,257	114,849	112,915

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
JUNE 30, 2018
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (5)	Comparable TTM EBITDA Debt Yield
Morgan Stanley Ann Arbor - 1 hotel	July 2018	LIBOR + 4.15%	$—	$35,200	(1)	$35,200	$3,583	10.2%
Morgan Stanley - 8 hotels	July 2018	LIBOR + 4.09%	—	144,000	(1)	144,000	11,636	8.1%
NorthStar HGI Wisconsin Dells - 1 hotel	August 2018	LIBOR + 4.95%	—	12,000	(2)	12,000	1,047	8.7%
BAML Le Pavillon - 1 hotel	June 2019	LIBOR + 5.10%	—	43,750	(3)	43,750	2,461	5.6%
Omni American Bank Ashton - 1 hotel	July 2019	4.00%	5,283	—		5,283	1,134	21.5%
Morgan Stanley Pool - 17 hotels	November 2019	LIBOR + 3.00%	—	427,000	(4)	427,000	50,821	11.9%
JPMorgan Chase - 8 hotels	February 2020	LIBOR + 2.92%	—	395,000	(4)	395,000	46,674	11.8%
BAML Highland Pool - 21 hotels	April 2020	LIBOR + 3.20%	—	962,575	(4)	962,575	105,370	10.9%
BAML Indigo Atlanta - 1 hotel	May 2020	LIBOR + 2.90%	—	16,100	(2)	16,100	2,348	14.6%
KEYS Pool A - 7 hotels	June 2020	LIBOR + 3.65%	—	180,720	(4)	180,720	21,658	12.0%
KEYS Pool B - 7 hotels	June 2020	LIBOR + 3.39%	—	174,400	(4)	174,400	21,492	12.3%
KEYS Pool C - 5 hotels	June 2020	LIBOR + 3.73%	—	221,040	(4)	221,040	25,906	11.7%
KEYS Pool D - 5 hotels	June 2020	LIBOR + 4.02%	—	262,640	(4)	262,640	28,430	10.8%
KEYS Pool E - 5 hotels	June 2020	LIBOR + 4.36%	—	216,320	(4)	216,320	24,023	11.1%
KEYS Pool F - 5 hotels	June 2020	LIBOR + 3.68%	—	215,120	(4)	215,120	24,303	11.3%
GACC Gateway - 1 hotel	November 2020	6.26%	94,326	—		94,326	14,560	15.4%
Aareal Princeton/Nashville - 2 hotels	June 2022	LIBOR + 3.00%	—	174,211		174,211	27,181	15.6%
Prudential Boston Back Bay - 1 hotel	November 2022	LIBOR + 2.00%	—	97,000		97,000	13,361	13.8%
Deutsche Bank W Minneapolis - 1 hotel	May 2023	5.46%	53,319	—		53,319	6,481	12.2%
Aareal Hilton Alexandria - 1 hotel	June 2023	LIBOR + 2.45%	—	73,450		73,450	9,119	12.4%
GACC Manchester RI - 1 hotel	January 2024	5.49%	6,942	—		6,942	1,360	19.6%
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	10,131	—		10,131	739	7.3%
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,472	—		6,472	1,021	15.8%
Morgan Stanley Pool C1 - 3 hotels	August 2024	5.20%	65,725	—		65,725	8,866	13.5%
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	12,144	—		12,144	1,931	15.9%
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	24,276	—		24,276	3,677	15.1%
BAML Pool 5 - 2 hotels	February 2025	4.45%	20,022	—		20,022	2,590	12.9%
BAML Pool 3 - 3 hotels	February 2025	4.45%	51,790	—		51,790	7,426	14.3%
Unencumbered hotels			—	—		—	2,303	N/A
Total			$350,430	$3,650,526		$4,000,956	$471,501	11.8%
Percentage			8.8%	91.2%		100.0%
Weighted average interest rate			5.33%	5.47%		5.46%
All indebtedness is non-recourse.

(1)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in July 2018.

(2)	This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.

(3)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in June 2018.

(4)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions.

(5)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
JUNE 30, 2018
(dollars in thousands)
(unaudited)

	2018	2019	2020	2021	2022	Thereafter	Total
Omni American Bank Ashton - 1 hotel	$—	$5,168	$—	$—	$—	$—	$5,168
BAML Le Pavillon - 1 hotel	—	—	43,750	—	—	—	43,750
Morgan Stanley - 8 hotels	—	—	144,000	—	—	—	144,000
Morgan Stanley Ann Arbor - 1 hotel	—	—	35,200	—	—	—	35,200
NorthStar HGI Wisconsin Dells - 1 hotel	—	—	12,000	—	—	—	12,000
GACC Gateway - 1 hotel	—	—	89,886	—	—	—	89,886
BAML Indigo Atlanta - 1 hotel	—	—	—	—	15,470	—	15,470
Aareal Princeton/Nashville - 2 hotels	—	—	—	—	168,211	—	168,211
Prudential Boston Back Bay - 1 hotel	—	—	—	—	97,000	—	97,000
Deutsche Bank W Minneapolis - 1 hotel	—	—	—	—	—	48,182	48,182
Aareal Hilton Alexandria - 1 hotel	—	—	—	—	—	73,450	73,450
GACC Jacksonville RI - 1 hotel	—	—	—	—	—	9,036	9,036
GACC Manchester RI - 1 hotel	—	—	—	—	—	6,191	6,191
Key Bank Manchester CY - 1 hotel	—	—	—	—	—	5,671	5,671
Morgan Stanley Pool C1 - 3 hotels	—	—	—	—	—	58,612	58,612
Morgan Stanley Pool C2 - 2 hotels	—	—	—	—	—	10,755	10,755
Morgan Stanley Pool C3 - 3 hotels	—	—	—	—	—	21,522	21,522
Morgan Stanley Pool - 17 hotels	—	—	—	—	—	427,000	427,000
JPMorgan Chase - 8 hotels	—	—	—	—	—	395,000	395,000
BAML Pool 3 - 3 hotels	—	—	—	—	—	44,413	44,413
BAML Pool 5 - 2 hotels	—	—	—	—	—	17,073	17,073
BAML Highland Pool - 21 hotels	—	—	—	—	—	962,575	962,575
KEYS Pool A - 7 hotels	—	—	—	—	—	180,720	180,720
KEYS Pool B - 7 hotels	—	—	—	—	—	174,400	174,400
KEYS Pool C - 5 hotels	—	—	—	—	—	221,040	221,040
KEYS Pool D - 5 hotels	—	—	—	—	—	262,640	262,640
KEYS Pool E - 5 hotels	—	—	—	—	—	216,320	216,320
KEYS Pool F - 5 hotels	—	—	—	—	—	215,120	215,120
Principal due in future periods	$—	$5,168	$324,836	$—	$280,681	$3,349,720	$3,960,405
Scheduled amortization payments remaining	2,848	6,554	8,035	8,170	6,805	8,139	40,551
Total indebtedness	$2,848	$11,722	$332,871	$8,170	$287,486	$3,357,859	$4,000,956

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$308,199	$3,722	$311,921	$309,651	$(2,487)	$307,164	(0.47)%	1.55%
RevPAR	$136.73	$266.63	$137.53	$133.24	$(44.56)	$135.42	2.62%	1.56%
Occupancy	80.77%	101.98%	80.90%	81.47%	(68.18)%	81.79%	(0.86)%	(1.10)%
ADR	$169.29	$261.44	$170.00	$163.55	$(65.36)	$165.56	3.51%	2.68%

ALL HOTELS:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$577,500	$4,258	$581,758	$585,038	$(7,224)	$577,814	(1.29)%	0.68%
RevPAR	$128.22	$546.51	$128.94	$125.95	$(54.14)	$128.07	1.80%	0.68%
Occupancy	77.36%	165.83%	77.51%	78.01%	(64.65)%	78.41%	(0.83)%	(1.14)%
ADR	$165.75	$329.56	$166.35	$161.45	$(83.74)	$163.34	2.66%	1.84%
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$250,505	$3,722	$254,227	$251,039	$(2,487)	$248,552	(0.21)%	2.28%
RevPAR	$133.38	$266.63	$134.36	$128.84	$(44.56)	$131.33	3.52%	2.31%
Occupancy	81.21%	101.98%	81.36%	80.98%	(68.18)%	81.36%	0.28%	—%
ADR	$164.24	$261.44	$165.14	$159.10	$(65.36)	$161.42	3.23%	2.31%

ALL HOTELS NOT UNDER RENOVATION:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$469,162	$4,258	$473,420	$471,718	$(7,224)	$464,494	(0.54)%	1.92%
RevPAR	$124.91	$546.51	$125.78	$121.02	$(54.14)	$123.39	3.21%	1.94%
Occupancy	77.84%	165.83%	78.02%	77.32%	(64.65)%	77.77%	0.67%	0.32%
ADR	$160.46	$329.56	$161.21	$156.51	$(83.74)	$158.66	2.52%	1.61%
NOTES:

(1)
The above comparable information assumes the 105 hotel properties owned and included in the Company's operations at June 30, 2018, and not under renovation during the three months ended June 30, 2018, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	Excluded Hotels Under Renovation:
Courtyard Gaithersburg, Embassy Suites Philadelphia, Embassy Suites Santa Clara Silicon Valley, Hampton Inn Suites Phoenix Airport, Hilton St. Petersburg Bayfront, Hilton Tampa Westshore, Hotel Indigo Atlanta Midtown, Marriott Crystal Gateway, Renaissance Nashville, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz Carlton Atlanta, Westin Princeton

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2018	2017	% Variance	2018	2017	% Variance
Total hotel revenue	$386,834	$388,047	(0.31)%	$726,298	$739,645	(1.80)%
Non-comparable adjustments	5,301	(2,152)		7,054	(7,907)
Comparable total hotel revenue	$392,135	$385,895	1.62%	$733,352	$731,738	0.22%

Hotel EBITDA	$136,792	$138,477	(1.22)%	$245,406	$251,950	(2.60)%
Non-comparable adjustments	2,795	973		3,765	859
Comparable hotel EBITDA	$139,587	$139,450	0.10%	$249,171	$252,809	(1.44)%
Hotel EBITDA margin	35.36%	35.69%	(0.33)%	33.79%	34.06%	(0.27)%
Comparable hotel EBITDA margin	35.60%	36.14%	(0.54)%	33.98%	34.55%	(0.57)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$108	$104	3.56%	$157	$168	(6.53)%
Hotel EBITDA attributable to the Company and OP unitholders	$136,684	$138,373	(1.22)%	$245,249	$251,783	(2.59)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$139,479	$139,346	0.10%	$249,014	$252,641	(1.44)%
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2018	2017	% Variance	2018	2017	% Variance
Total hotel revenue	$310,080	$308,457	0.53%	$582,526	$585,049	(0.43)%
Non-comparable adjustments	5,301	(2,152)		7,054	(7,907)
Comparable total hotel revenue	$315,381	$306,305	2.96%	$589,580	$577,142	2.15%

Hotel EBITDA	$112,442	$111,967	0.42%	$200,760	$200,369	0.20%
Non-comparable adjustments	2,795	907		3,765	798
Comparable hotel EBITDA	$115,238	$112,874	2.09%	$204,526	$201,168	1.67%
Hotel EBITDA margin	36.26%	36.30%	(0.04)%	34.46%	34.25%	0.21%
Comparable hotel EBITDA margin	36.54%	36.85%	(0.31)%	34.69%	34.86%	(0.17)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$108	$104	3.56%	$157	$168	(6.53)%
Hotel EBITDA attributable to the Company and OP unitholders	$112,334	$111,862	0.42%	$200,603	$200,201	0.20%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$115,130	$112,770	2.09%	$204,369	$201,000	1.68%
NOTES:

(1)
The above comparable information assumes the 105 hotel properties owned and included in the Company's operations at June 30, 2018, and not under renovation during the three months ended June 30, 2018, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Excluded Hotels Under Renovation:
Courtyard Gaithersburg, Embassy Suites Philadelphia, Embassy Suites Santa Clara Silicon Valley, Hampton Inn Suites Phoenix Airport, Hilton St. Petersburg Bayfront, Hilton Tampa Westshore, Hotel Indigo Atlanta Midtown, Marriott Crystal Gateway, Renaissance Nashville, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz Carlton Atlanta, Westin Princeton

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018	2018	2018	2018	2017	2017	2017	2017	2017	2017
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter
Total hotel revenue	$386,834	$5,301	$392,135	$339,465	$1,752	$341,217	$339,160	$2,271	$341,431	$350,958	$2,036	$352,994
Hotel EBITDA	$136,792	$2,795	$139,587	$108,614	$970	$109,584	$106,630	$494	$107,124	$113,302	$1,904	$115,206
Hotel EBITDA margin	35.36%		35.60%	32.00%		32.12%	31.44%		31.38%	32.28%		32.64%

EBITDA % of total TTM	29.4%		29.6%	23.3%		23.2%	22.9%		22.7%	24.4%		24.5%

JV interests in EBITDA	$108	$—	$108	$49	$—	$49	$85	$—	$85	$116	$—	$116

	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018
	TTM	TTM	TTM
Total hotel revenue	$1,416,417	$11,360	$1,427,777
Hotel EBITDA	$465,338	$6,163	$471,501
Hotel EBITDA margin	32.85%		33.02%

EBITDA % of total TTM	100.0%		100.0%

JV interests in EBITDA	$358	$—	$358
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2018	2018	2018	2017	2017	2017	% Variance	% Variance
Atlanta, GA Area	9	1,425	$131.32	$—	$131.32	$119.59	$(88.28)	$130.23	9.8%	0.8%
Boston, MA Area	3	915	211.45	—	211.45	220.29	—	220.29	(4.0)%	(4.0)%
Dallas / Ft. Worth, TX Area	7	1,518	119.69	—	119.69	113.59	—	113.59	5.4%	5.4%
Houston, TX Area	3	692	115.12	—	115.12	111.54	—	111.54	3.2%	3.2%
Los Angeles, CA Metro Area	6	1,619	135.72	—	135.72	133.54	—	133.54	1.6%	1.6%
Miami, FL Metro Area	3	587	130.07	—	130.07	121.75	—	121.75	6.8%	6.8%
Minneapolis - St. Paul, MN-WI Area	4	809	128.42	—	128.42	131.08	—	131.08	(2.0)%	(2.0)%
Nashville, TN Area	1	673	233.80	—	233.80	229.74	—	229.74	1.8%	1.8%
New York / New Jersey Metro Area	6	1,741	130.73	—	130.73	126.10	—	126.10	3.7%	3.7%
Orlando, FL Area	3	734	107.49	—	107.49	115.42	—	115.42	(6.9)%	(6.9)%
Philadelphia, PA Area	3	648	115.02	—	115.02	115.27	—	115.27	(0.2)%	(0.2)%
San Diego, CA Area	2	410	129.27	—	129.27	128.79	—	128.79	0.4%	0.4%
San Francisco - Oakland, CA Metro Area	6	1,369	171.79	—	171.79	161.48	—	161.48	6.4%	6.4%
Tampa, FL Area	2	571	108.22	(139.64)	105.65	110.87	(118.49)	109.41	(2.4)%	(3.4)%
Washington D.C. - MD - VA Area	9	2,424	175.53	236.99	180.62	169.43	335.93	177.41	3.6%	1.8%
Other Areas	51	8,795	120.77	—	120.77	118.28	(78.20)	118.90	2.1%	1.6%
Total Portfolio	118	24,930	$136.73	$266.63	$137.53	$133.24	$(44.56)	$135.42	2.6%	1.6%
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2018	2018	2018		2017	2017	2017		% Variance	% Variance
Atlanta, GA Area	9	1,425	$6,073	$(26)	$6,047	4.3%	$7,733	$(1,155)	$6,578	4.8%	(21.5)%	(8.1)%
Boston, MA Area	3	915	8,478	—	8,478	6.1%	9,750	5	9,755	7.0%	(13.0)%	(13.1)%
Dallas / Ft. Worth, TX Area	7	1,518	7,327	—	7,327	5.2%	6,776	30	6,806	4.9%	8.1%	7.7%
Houston, TX Area	3	692	3,114	—	3,114	2.2%	3,264	11	3,275	2.3%	(4.6)%	(4.9)%
Los Angeles, CA Metro Area	6	1,619	8,570	—	8,570	6.1%	8,645	34	8,679	6.2%	(0.9)%	(1.3)%
Miami, FL Metro Area	3	587	2,989	—	2,989	2.1%	2,891	—	2,891	2.1%	3.4%	3.4%
Minneapolis - St. Paul, MN-WI Area	4	809	4,042	—	4,042	2.9%	4,580	3	4,583	3.3%	(11.7)%	(11.8)%
Nashville, TN Area	1	673	7,552	—	7,552	5.4%	7,945	—	7,945	5.7%	(4.9)%	(4.9)%
New York / New Jersey Metro Area	6	1,741	9,772	1	9,773	7.0%	9,792	31	9,823	7.0%	(0.2)%	(0.5)%
Orlando, FL Area	3	734	2,491	—	2,491	1.8%	2,735	1	2,736	2.1%	(8.9)%	(9.0)%
Philadelphia, PA Area	3	648	2,741	—	2,741	2.0%	2,691	4	2,695	2.0%	1.9%	1.7%
San Diego, CA Area	2	410	2,042	—	2,042	1.5%	2,057	—	2,057	1.5%	(0.7)%	(0.7)%
San Francisco - Oakland, CA Metro Area	6	1,369	9,856	—	9,856	7.1%	9,403	34	9,437	6.8%	4.8%	4.4%
Tampa, FL Area	2	571	2,314	(212)	2,102	1.5%	2,751	(422)	2,329	1.7%	(15.9)%	(9.7)%
Washington D.C. - MD - VA Area	9	2,424	15,816	2,992	18,808	13.5%	16,222	2,715	18,937	13.6%	(2.5)%	(0.7)%
Other Areas	51	8,795	43,615	40	43,655	31.3%	41,242	(318)	40,924	29.0%	5.8%	6.7%
Total Portfolio	118	24,930	$136,792	$2,795	$139,587	100.0%	$138,477	$973	$139,450	100.0%	(1.2)%	0.1%
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Six Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2018	2018	2018	2017	2017	2017	% Variance	% Variance
Atlanta, GA Area	9	1,425	$132.94	$—	$132.94	$120.79	$(88.17)	$132.00	10.1%	0.7%
Boston, MA Area	3	915	161.65	—	161.65	164.29	—	164.29	(1.6)%	(1.6)%
Dallas / Ft. Worth, TX Area	7	1,518	120.16	—	120.16	114.20	—	114.20	5.2%	5.2%
Houston, TX Area	3	692	113.54	—	113.54	112.97	—	112.97	0.5%	0.5%
Los Angeles, CA Metro Area	6	1,619	138.47	—	138.47	136.69	—	136.69	1.3%	1.3%
Miami, FL Metro Area	3	587	159.46	—	159.46	149.40	—	149.40	6.7%	6.7%
Minneapolis - St. Paul, MN-WI Area	4	809	124.96	—	124.96	119.71	—	119.71	4.4%	4.4%
Nashville, TN Area	1	673	207.67	—	207.67	212.35	—	212.35	(2.2)%	(2.2)%
New York / New Jersey Metro Area	6	1,741	117.53	—	117.53	113.08	—	113.08	3.9%	3.9%
Orlando, FL Area	3	734	116.82	—	116.82	121.04	—	121.04	(3.5)%	(3.5)%
Philadelphia, PA Area	3	648	99.66	—	99.66	97.88	—	97.88	1.8%	1.8%
San Diego, CA Area	2	410	121.22	—	121.22	120.78	—	120.78	0.4%	0.4%
San Francisco - Oakland, CA Metro Area	6	1,369	161.03	—	161.03	155.05	—	155.05	3.9%	3.9%
Tampa, FL Area	2	571	129.00	(154.79)	125.49	131.43	(139.36)	129.92	(1.8)%	(3.4)%
Washington D.C. - MD - VA Area	9	2,424	145.88	235.98	151.77	151.12	296.03	158.06	(3.5)%	(4.0)%
Other Areas	51	8,795	112.64	(48.05)	112.91	110.71	(62.43)	112.11	1.7%	0.7%
Total Portfolio	118	24,930	$128.22	$546.51	$128.94	$125.95	$(54.14)	$128.07	1.8%	0.7%
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Six Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2018	2018	2018		2017	2017	2017		% Variance	% Variance
Atlanta, GA Area	9	1,425	$12,509	$12	$12,521	5.0%	$15,972	$(2,544)	$13,428	5.3%	(21.8)%	(6.8)%
Boston, MA Area	3	915	10,161	—	10,161	4.1%	12,096	12	12,108	4.8%	(16.0)%	(16.1)%
Dallas / Ft. Worth, TX Area	7	1,518	15,177	—	15,177	6.1%	13,783	21	13,804	5.5%	10.1%	9.9%
Houston, TX Area	3	692	6,637	—	6,637	2.7%	6,692	20	6,712	2.7%	(0.8)%	(1.1)%
Los Angeles, CA Metro Area	6	1,619	18,329	—	18,329	7.4%	18,533	43	18,576	7.3%	(1.1)%	(1.3)%
Miami, FL Metro Area	3	587	8,345	—	8,345	3.3%	7,667	7	7,674	3.0%	8.8%	8.7%
Minneapolis - St. Paul, MN-WI Area	4	809	7,360	—	7,360	3.0%	6,877	13	6,890	2.7%	7.0%	6.8%
Nashville, TN Area	1	673	12,090	—	12,090	4.9%	14,641	—	14,641	5.8%	(17.4)%	(17.4)%
New York / New Jersey Metro Area	6	1,741	15,458	1	15,459	6.2%	15,553	52	15,605	6.2%	(0.6)%	(0.9)%
Orlando, FL Area	3	734	5,832	—	5,832	2.3%	6,294	3	6,297	2.5%	(7.3)%	(7.4)%
Philadelphia, PA Area	3	648	4,117	—	4,117	1.7%	3,664	8	3,672	1.5%	12.4%	12.1%
San Diego, CA Area	2	410	3,594	—	3,594	1.4%	3,576	2	3,578	1.4%	0.5%	0.4%
San Francisco - Oakland, CA Metro Area	6	1,369	18,039	—	18,039	7.2%	17,446	49	17,495	6.9%	3.4%	3.1%
Tampa, FL Area	2	571	7,783	(1,054)	6,729	2.7%	7,852	(1,240)	6,612	2.6%	(0.9)%	1.8%
Washington D.C. - MD - VA Area	9	2,424	23,345	4,697	28,042	11.3%	26,783	4,677	31,460	12.4%	(12.8)%	(10.8)%
Other Areas	51	8,795	76,630	109	76,739	30.7%	74,521	(264)	74,257	29.4%	2.8%	3.3%
Total Portfolio	118	24,930	$245,406	$3,765	$249,171	100.0%	$251,950	$859	$252,809	100.0%	(2.6)%	(1.4)%
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
JUNE 30, 2018
(in thousands, except share price)
(unaudited)

June 30, 2018
End of quarter common shares outstanding	98,612
Partnership units outstanding	20,660
Combined common shares and partnership units outstanding	119,272
Common stock price at quarter end	$8.10
Market capitalization at quarter end	$966,103
Series D preferred stock	$59,735
Series F preferred stock	$120,000
Series G preferred stock	$155,000
Series H preferred stock	$95,000
Series I preferred stock	$135,000
Debt on balance sheet date	$4,000,956
Joint venture partner's share of consolidated debt	$(2,012)
Net working capital (see below)	$(527,374)
Total enterprise value (TEV)	$5,002,408

Ashford Inc. Investment:
Common stock owned at end of quarter	598
Common stock price at quarter end	$64.80
Market value of Ashford Inc. investment	$38,761

Cash and cash equivalents	$417,253
Restricted cash	$135,220
Accounts receivable, net	$57,832
Prepaid expenses	$23,048
Investment in securities	$24,072
Due from third-party hotel managers, net	$18,400
Market value of Ashford Inc. investment	$38,761
Total current assets	$714,586

Accounts payable, net & accrued expenses	$141,772
Dividends and distributions payable	$27,240
Due to affiliates, net	$18,200
Total current liabilities	$187,212

Net working capital*	$527,374
* Includes the Company's pro rata share of net working capital in joint ventures.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2018
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Estimated	Estimated
Courtyard Crystal City Reagan Airport	272	x
Courtyard Denver Airport	202	x
Courtyard Gaithersburg	210	x	x
Courtyard Louisville Airport	150				x
Embassy Suites Crystal City	267				x
Embassy Suites Philadelphia Airport	263	x	x
Embassy Suites Santa Clara Silicon Valley	258	x	x
Hampton Inn Suites Columbus Easton	145				x
Hampton Inn Suites Phoenix Airport	106		x	x
Hilton St. Petersburg Bayfront	333	x	x	x
Hilton Tampa Westshore	238		x	x	x
Hilton Garden Inn BWI Airport	158				x
Hilton Garden Inn Jacksonville	119	x
Hotel Indigo Atlanta Midtown	140		x	x
Hyatt Regency Coral Gables	253			x	x
Le Meridien Chambers Minneapolis	60	x
Le Pavillon Hotel	226			x
Marriott Crystal Gateway	701	x	x	x	x
Marriott Omaha	300			x	x
Marriott RTP	225	x
Renaissance Nashville	673	x	x	x	x
Renaissance Palm Springs	410	x
Residence Inn Jacksonville	120	x	x	x
Residence Inn Orlando Sea World	350	x	x	x	x
Ritz Carlton Atlanta	444	x	x	x	x
Sheraton Anchorage	370	x
The Churchill	173	x
Westin Princeton	296	x	x
Total		18	13	12	11

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2018 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2018	2018	2017	2017	June 30, 2018
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$68,862	$40,311	$33,102	$45,901	$188,176
Non-property adjustments	(394)	1,669	8,246	1,770	11,291
Interest income	(58)	(30)	(28)	(28)	(144)
Interest expense	1,634	1,600	1,258	698	5,190
Amortization of loan costs	178	112	73	37	400
Depreciation and amortization	64,385	62,869	61,182	59,966	248,402
Income tax expense (benefit)	9	—	173	33	215
Non-hotel EBITDA ownership expense	2,176	2,083	2,624	4,925	11,808
Hotel EBITDA including amounts attributable to noncontrolling interest	136,792	108,614	106,630	113,302	465,338
Non-comparable adjustments	2,795	970	494	1,904	6,163
Comparable hotel EBITDA	$139,587	$109,584	$107,124	$115,206	$471,501
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$58,375	$10,487	$68,862	$244	$(92,457)	$(23,351)
Non-property adjustments	(430)	36	(394)	—	394	—
Interest income	(52)	(6)	(58)	—	(825)	(883)
Interest expense	1,438	196	1,634	—	51,082	52,716
Amortization of loan cost	140	38	178	—	5,312	5,490
Depreciation and amortization	51,329	13,056	64,385	132	49	64,566
Income tax expense (benefit)	9	—	9	—	2,964	2,973
Non-hotel EBITDA ownership expense	1,634	542	2,176	21	(2,197)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	112,443	24,349	136,792	397	(35,678)	101,511
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(108)	—	(108)	—	108	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(1,170)	(1,170)
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	3,551	3,551
Company's portion of EBITDA of OpenKey	—	—	—	—	(122)	(122)
Hotel EBITDA attributable to the Company and OP unitholders	$112,335	$24,349	$136,684	$397	$(33,311)	$103,770
Non-comparable adjustments	2,795	—	2,795
Comparable hotel EBITDA	$115,238	$24,349	$139,587
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Gaithersburg, Embassy Suites Philadelphia, Embassy Suites Santa Clara Silicon Valley, Hampton Inn Suites Phoenix Airport, Hilton St. Petersburg Bayfront, Hilton Tampa Westshore, Hotel Indigo Atlanta Midtown, Marriott Crystal Gateway, Renaissance Nashville, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz Carlton Atlanta, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$31,899	$8,412	$40,311	$483	$(73,443)	$(32,649)
Non-property adjustments	1,731	(62)	1,669	—	(1,669)	—
Interest income	(27)	(3)	(30)	—	(716)	(746)
Interest expense	1,419	181	1,600	—	50,690	52,290
Amortization of loan cost	74	38	112	—	2,341	2,453
Depreciation and amortization	50,958	11,911	62,869	130	48	63,047
Income tax expense (benefit)	—	—	—	—	(886)	(886)
Non-hotel EBITDA ownership expense	2,264	(181)	2,083	(11)	(2,072)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	88,318	20,296	108,614	602	(25,707)	83,509
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(49)	—	(49)	—	49	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	588	588
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(964)	(964)
Company's portion of EBITDA of OpenKey	—	—	—	—	(139)	(139)
Hotel EBITDA attributable to the Company and OP unitholders	$88,269	$20,296	$108,565	$602	$(26,173)	$82,994
Non-comparable adjustments	970	—	970
Comparable hotel EBITDA	$89,288	$20,296	$109,584
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Gaithersburg, Embassy Suites Philadelphia, Embassy Suites Santa Clara Silicon Valley, Hampton Inn Suites Phoenix Airport, Hilton St. Petersburg Bayfront, Hilton Tampa Westshore, Hotel Indigo Atlanta Midtown, Marriott Crystal Gateway, Renaissance Nashville, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz Carlton Atlanta, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$23,346	$9,756	$33,102	$230	$(71,857)	$(38,525)
Non-property adjustments	8,246	—	8,246	(75)	(8,171)	—
Interest income	(25)	(3)	(28)	—	(714)	(742)
Interest expense	1,086	172	1,258	—	51,851	53,109
Amortization of loan cost	36	37	73	—	2,225	2,298
Depreciation and amortization	50,521	10,661	61,182	123	46	61,351
Income tax expense (benefit)	173	—	173	—	(1,884)	(1,711)
Non-hotel EBITDA ownership expense	2,494	130	2,624	25	(2,649)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	85,877	20,753	106,630	303	(31,153)	75,780
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(85)	—	(85)	—	85	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	2,286	2,286
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(1,646)	(1,646)
Company's portion of EBITDA of OpenKey	—	—	—	—	(137)	(137)
Hotel EBITDA attributable to the Company and OP unitholders	$85,792	$20,753	$106,545	$303	$(30,565)	$76,283
Non-comparable adjustments	605	(111)	494
Comparable hotel EBITDA	$86,482	$20,642	$107,124
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Gaithersburg, Embassy Suites Philadelphia, Embassy Suites Santa Clara Silicon Valley, Hampton Inn Suites Phoenix Airport, Hilton St. Petersburg Bayfront, Hilton Tampa Westshore, Hotel Indigo Atlanta Midtown, Marriott Crystal Gateway, Renaissance Nashville, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz Carlton Atlanta, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$36,366	$9,535	$45,901	$69	$(74,696)	$(28,726)
Non-property adjustments	1,645	125	1,770	—	(1,770)	—
Interest income	(22)	(6)	(28)	—	(678)	(706)
Interest expense	528	170	698	—	53,715	54,413
Amortization of loan cost	—	37	37	—	2,513	2,550
Depreciation and amortization	50,142	9,824	59,966	120	49	60,135
Income tax expense (benefit)	33	—	33	—	(1,300)	(1,267)
Non-hotel EBITDA ownership expense	4,929	(4)	4,925	7	(4,932)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	93,621	19,681	113,302	196	(27,099)	86,399
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(116)	—	(116)	—	116	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	679	679
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(384)	(384)
Company's portion of EBITDA of OpenKey	—	—	—	—	(113)	(113)
Hotel EBITDA attributable to the Company and OP unitholders	$93,505	$19,681	$113,186	$196	$(26,801)	$86,581
Non-comparable adjustments	1,887	17	1,904
Comparable hotel EBITDA	$95,508	$19,698	$115,206
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Gaithersburg, Embassy Suites Philadelphia, Embassy Suites Santa Clara Silicon Valley, Hampton Inn Suites Phoenix Airport, Hilton St. Petersburg Bayfront, Hilton Tampa Westshore, Hotel Indigo Atlanta Midtown, Marriott Crystal Gateway, Renaissance Nashville, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz Carlton Atlanta, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$71,462	$17,817	$89,279	$545	$(79,396)	$10,428
Non-property adjustments	(14,092)	—	(14,092)	—	14,092	—
Interest income	(32)	(6)	(38)	—	(508)	(546)
Interest expense	505	67	572	—	51,359	51,931
Amortization of loan cost	42	12	54	—	2,971	3,025
Depreciation and amortization	51,540	8,843	60,383	117	47	60,547
Income tax expense (benefit)	6	—	6	—	1,600	1,606
Non-hotel EBITDA ownership expense	2,536	(223)	2,313	(18)	(2,295)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	111,967	26,510	138,477	644	(12,130)	126,991
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(104)	—	(104)	—	104	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	2,138	2,138
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	720	720
Company's portion of EBITDA of OpenKey	—	—	—	—	(124)	(124)
Hotel EBITDA attributable to the Company and OP unitholders	$111,863	$26,510	$138,373	$644	$(9,292)	$129,725
Non-comparable adjustments	907	66	973
Comparable hotel EBITDA	$112,874	$26,576	$139,450
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Gaithersburg, Embassy Suites Philadelphia, Embassy Suites Santa Clara Silicon Valley, Hampton Inn Suites Phoenix Airport, Hilton St. Petersburg Bayfront, Hilton Tampa Westshore, Hotel Indigo Atlanta Midtown, Marriott Crystal Gateway, Renaissance Nashville, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz Carlton Atlanta, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$90,274	$18,899	$109,173	$727	$(165,900)	$(56,000)
Non-property adjustments	1,301	(26)	1,275	—	(1,275)	—
Interest income	(79)	(9)	(88)	—	(1,541)	(1,629)
Interest expense	2,857	377	3,234	—	101,772	105,006
Amortization of loan cost	214	76	290	—	7,653	7,943
Depreciation and amortization	102,287	24,967	127,254	262	97	127,613
Income tax expense (benefit)	9	—	9	—	2,078	2,087
Non-hotel EBITDA ownership expense	3,898	361	4,259	10	(4,269)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	200,761	44,645	245,406	999	(61,385)	185,020
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(157)	—	(157)	—	157	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(582)	(582)
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	2,566	2,566
Company's portion of EBITDA of OpenKey	—	—	—	—	(261)	(261)
Hotel EBITDA attributable to the Company and OP unitholders	$200,604	$44,645	$245,249	$999	$(59,505)	$186,743
Non-comparable adjustments	3,765	—	3,765
Comparable hotel EBITDA	$204,526	$44,645	$249,171
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Gaithersburg, Embassy Suites Philadelphia, Embassy Suites Santa Clara Silicon Valley, Hampton Inn Suites Phoenix Airport, Hilton St. Petersburg Bayfront, Hilton Tampa Westshore, Hotel Indigo Atlanta Midtown, Marriott Crystal Gateway, Renaissance Nashville, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz Carlton Atlanta, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$100,819	$33,562	$134,381	$954	$(156,844)	$(21,509)
Non-property adjustments	(14,009)	—	(14,009)	—	14,009	—
Interest income	(59)	(11)	(70)	—	(684)	(754)
Interest expense	987	67	1,054	—	100,836	101,890
Amortization of loan cost	168	12	180	—	8,191	8,371
Depreciation and amortization	104,583	18,309	122,892	230	2,123	125,245
Income tax expense (benefit)	23	—	23	—	737	760
Non-hotel EBITDA ownership expense	7,891	(392)	7,499	(13)	(7,486)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	200,403	51,547	251,950	1,171	(39,118)	214,003
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(167)	—	(167)	—	167	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	2,901	2,901
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	336	336
Company's portion of EBITDA of OpenKey	—	—	—	—	(248)	(248)
Hotel EBITDA attributable to the Company and OP unitholders	$200,236	$51,547	$251,783	$1,171	$(35,962)	$216,992
Non-comparable adjustments	765	94	859
Comparable hotel EBITDA	$201,168	$51,641	$252,809
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Gaithersburg, Embassy Suites Philadelphia, Embassy Suites Santa Clara Silicon Valley, Hampton Inn Suites Phoenix Airport, Hilton St. Petersburg Bayfront, Hilton Tampa Westshore, Hotel Indigo Atlanta Midtown, Marriott Crystal Gateway, Renaissance Nashville, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz Carlton Atlanta, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2018
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$2,596	$3,540	$3,636	$1,643	$3,979	$1,036	$1,399	$5,357	$5,384
Non-property adjustments	—	—	—	13	—	—	—	—	—
Interest income	(2)	—	(2)	—	(2)	(1)	(13)	—	(8)
Interest expense	196	961	—	—	—	—	—	—	—
Amortization of loan costs	38	55	—	—	—	—	—	—	—
Depreciation and amortization	3,079	3,896	3,481	1,376	4,596	1,892	2,565	2,187	4,074
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	166	26	212	82	(3)	62	91	8	322
Hotel EBITDA including amounts attributable to noncontrolling interest	6,073	8,478	7,327	3,114	8,570	2,989	4,042	7,552	9,772
Non-comparable adjustments	(26)	—	—	—	—	—	—	—	1
Comparable hotel EBITDA	$6,047	$8,478	$7,327	$3,114	$8,570	$2,989	$4,042	$7,552	$9,773

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$497	$1,002	$1,125	$6,526	$985	$9,045	$21,112	$68,862
Non-property adjustments	—	—	—	—	(367)	(17)	(23)	(394)
Interest income	(2)	(1)	(1)	(6)	—	(7)	(13)	(58)
Interest expense	—	—	—	—	—	—	477	1,634
Amortization of loan costs	—	—	—	—	—	—	85	178
Depreciation and amortization	1,963	1,652	892	3,197	1,638	6,723	21,174	64,385
Income tax expense (benefit)	—	—	—	—	—	—	9	9
Non-hotel EBITDA ownership expense	33	88	26	139	58	72	794	2,176
Hotel EBITDA including amounts attributable to noncontrolling interest	2,491	2,741	2,042	9,856	2,314	15,816	43,615	136,792
Non-comparable adjustments	—	—	—	—	(212)	2,992	40	2,795
Comparable hotel EBITDA	$2,491	$2,741	$2,042	$9,856	$2,102	$18,808	$43,655	$139,587
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2017
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$17,824	$6,274	$3,000	$1,396	$4,302	$801	$2,147	$6,476	$5,437
Non-property adjustments	(14,093)	—	—	—	—	—	—	—	—
Interest income	(12)	—	(1)	—	(1)	—	(7)	—	(2)
Interest expense	67	—	—	—	—	—	—	—	—
Amortization of loan costs	12	—	—	—	—	—	—	—	—
Depreciation and amortization	3,779	3,521	3,099	1,779	4,238	1,725	2,425	1,444	3,992
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	156	(45)	678	89	106	365	15	25	365
Hotel EBITDA including amounts attributable to noncontrolling interest	7,733	9,750	6,776	3,264	8,645	2,891	4,580	7,945	9,792
Non-comparable adjustments	(1,155)	5	30	11	34	—	3	—	31
Comparable hotel EBITDA	$6,578	$9,755	$6,806	$3,275	$8,679	$2,891	$4,583	$7,945	$9,823

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,260	$1,237	$1,026	$7,000	$1,428	$10,317	$19,354	$89,279
Non-property adjustments	—	—	—	—	—	—	1	(14,092)
Interest income	(1)	—	—	(5)	—	(5)	(4)	(38)
Interest expense	—	—	—	—	—	—	505	572
Amortization of loan costs	—	—	—	—	—	—	42	54
Depreciation and amortization	1,466	1,432	999	2,340	1,370	6,243	20,531	60,383
Income tax expense (benefit)	—	—	—	—	—	—	6	6
Non-hotel EBITDA ownership expense	10	22	32	68	(47)	(333)	807	2,313
Hotel EBITDA including amounts attributable to noncontrolling interest	2,735	2,691	2,057	9,403	2,751	16,222	41,242	138,477
Non-comparable adjustments	1	4	—	34	(422)	2,715	(318)	973
Comparable hotel EBITDA	$2,736	$2,695	$2,057	$9,437	$2,329	$18,937	$40,924	$139,450
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2018
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$5,822	$416	$8,030	$3,877	$9,212	$4,581	$2,211	$7,901	$7,089
Non-property adjustments	—	—	—	(134)	—	(99)	—	—	—
Interest income	(2)	—	(3)	—	(3)	(1)	(23)	—	(10)
Interest expense	377	1,831	—	—	—	—	—	—	—
Amortization of loan costs	76	110	—	—	—	—	—	—	—
Depreciation and amortization	5,913	7,569	6,888	2,716	9,136	3,717	5,072	4,155	8,308
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	323	235	262	178	(16)	147	100	34	71
Hotel EBITDA including amounts attributable to noncontrolling interest	12,509	10,161	15,177	6,637	18,329	8,345	7,360	12,090	15,458
Non-comparable adjustments	12	—	—	—	—	—	—	—	1
Comparable hotel EBITDA	$12,521	$10,161	$15,177	$6,637	$18,329	$8,345	$7,360	$12,090	$15,459

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$2,041	$743	$1,345	$11,669	$4,559	$7,974	$31,703	$109,173
Non-property adjustments	(40)	—	—	—	(394)	1,945	(3)	1,275
Interest income	(5)	(1)	(1)	(8)	—	(11)	(20)	(88)
Interest expense	—	—	—	—	—	—	1,026	3,234
Amortization of loan costs	—	—	—	—	—	—	104	290
Depreciation and amortization	3,809	3,241	1,807	6,148	3,488	13,181	42,106	127,254
Income tax expense (benefit)	—	—	—	—	—	—	9	9
Non-hotel EBITDA ownership expense	27	134	443	230	130	256	1,705	4,259
Hotel EBITDA including amounts attributable to noncontrolling interest	5,832	4,117	3,594	18,039	7,783	23,345	76,630	245,406
Non-comparable adjustments	—	—	—	—	(1,054)	4,697	109	3,765
Comparable hotel EBITDA	$5,832	$4,117	$3,594	$18,039	$6,729	$28,042	$76,739	$249,171
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2017
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$22,178	$5,244	$6,897	$3,034	$9,941	$(279)	$1,755	$10,955	$6,750
Non-property adjustments	(14,093)	—	—	—	—	—	—	—	—
Interest income	(12)	—	(2)	—	(2)	—	(24)	—	(4)
Interest expense	67	—	—	—	—	—	—	—	—
Amortization of loan costs	12	—	—	—	—	—	—	—	—
Depreciation and amortization	7,603	6,861	6,147	3,588	8,477	3,475	5,104	3,651	8,429
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	217	(9)	741	70	117	4,471	42	35	378
Hotel EBITDA including amounts attributable to noncontrolling interest	15,972	12,096	13,783	6,692	18,533	7,667	6,877	14,641	15,553
Non-comparable adjustments	(2,544)	12	20	20	43	6	13	—	52
Comparable hotel EBITDA	$13,428	$12,108	$13,803	$6,712	$18,576	$7,673	$6,890	$14,641	$15,605

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$3,410	$777	$1,513	$12,758	$5,184	$14,936	$29,328	$134,381
Non-property adjustments	—	—	—	—	—	—	84	(14,009)
Interest income	(3)	—	—	(9)	—	(8)	(6)	(70)
Interest expense	—	—	—	—	—	—	987	1,054
Amortization of loan costs	—	—	—	—	—	—	168	180
Depreciation and amortization	2,875	2,816	2,027	4,591	2,713	12,368	42,167	122,892
Income tax expense (benefit)	—	—	—	—	—	—	23	23
Non-hotel EBITDA ownership expense	12	71	36	106	(45)	(513)	1,770	7,499
Hotel EBITDA including amounts attributable to noncontrolling interest	6,294	3,664	3,576	17,446	7,852	26,783	74,521	251,950
Non-comparable adjustments	3	7	1	50	(1,240)	4,675	(259)	859
Comparable hotel EBITDA	$6,297	$3,671	$3,577	$17,496	$6,612	$31,458	$74,262	$252,809
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended June 30, 2018
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$2,686	$12,371	$10,165	$12,752	$8,317	$12,466	$45,342	$19,412	$664	$22,982	$2,095
Non-property adjustments	10,140	(75)	57	490	—	—	(179)	398	—	261	—
Interest income	(14)	(6)	—	—	—	(14)	—	(6)	—	(65)	(1)
Interest expense	(1)	—	—	—	2,073	—	—	—	12	4	—
Amortization of loan costs	—	—	—	—	104	—	—	—	—	—	—
Depreciation and amortization	9,402	8,833	14,680	14,717	12,667	11,560	58,622	29,155	10,613	22,102	5,226
Income tax expense (benefit)	14	63	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	362	341	1,042	546	931	294	3,142	1,958	355	1,435	106
Hotel EBITDA including amounts attributable to noncontrolling interest	22,589	21,527	25,944	28,505	24,092	24,306	106,927	50,917	11,644	46,719	7,426
Non-comparable adjustments	(931)	(35)	(38)	(75)	(69)	(3)	(1,557)	(96)	(8)	(45)	—
Comparable hotel EBITDA	$21,658	$21,492	$25,906	$28,430	$24,023	$24,303	$105,370	$50,821	$11,636	$46,674	$7,426

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	Aareal Princeton / Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Omni American Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$4,176	$2,312	$1,978	$1,046	$16,839	$—	$2,399	$611	$223	$4,315	$4,390
Non-property adjustments	86	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	(3)	(1)	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	719	2,383	—
Amortization of loan costs	—	—	—	—	—	—	—	—	150	146	—
Depreciation and amortization	4,236	1,278	571	838	10,503	—	1,152	516	1,133	6,312	10,824
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	373	87	44	52	(134)	—	40	10	125	216	(654)
Hotel EBITDA including amounts attributable to noncontrolling interest	8,871	3,677	2,590	1,935	27,208	—	3,591	1,137	2,350	13,372	14,560
Non-comparable adjustments	(5)	—	—	(4)	(27)	9,119	(8)	(3)	(2)	(11)	—
Comparable hotel EBITDA	$8,866	$3,677	$2,590	$1,931	$27,181	$9,119	$3,583	$1,134	$2,348	$13,361	$14,560

	GACC Jacksonville RI - 1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$(714)	$(1,112)	$377	$365	$3,028	$121	$(13)	$(10)	$(44)	$(1,363)	$188,176
Non-property adjustments	31	—	—	—	—	—	—	—	—	82	11,291
Interest income	—	—	—	—	(37)	—	—	—	—	3	(144)
Interest expense	—	—	—	—	—	—	—	—	—	—	5,190
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	400
Depreciation and amortization	1,332	2,832	545	944	3,402	876	—	—	—	3,531	248,402
Income tax expense (benefit)	—	—	93	46	—	—	—	—	—	(1)	215
Non-hotel EBITDA ownership expense	90	763	6	5	88	51	12	10	43	69	11,808
Hotel EBITDA including amounts attributable to noncontrolling interest	739	2,483	1,021	1,360	6,481	1,048	(1)	—	(1)	2,321	465,338
Non-comparable adjustments	—	(22)	—	—	—	(1)	1	—	1	(18)	6,163
Comparable hotel EBITDA	$739	$2,461	$1,021	$1,360	$6,481	$1,047	$—	$—	$—	$2,303	$471,501
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2018
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$3,250	$3,709	$2,920	$4,464	$3,694	$3,397	$18,108	$6,491	$818	$7,916	$501
Non-property adjustments	(13)	—	—	(5)	—	—	(421)	43	—	—	—
Interest income	(6)	(3)	—	—	—	(7)	—	(3)	—	(23)	(1)
Interest expense	—	—	—	—	473	—	—	—	3	1	—
Amortization of loan costs	—	—	—	—	85	—	—	—	—	—	—
Depreciation and amortization	2,201	2,196	3,790	3,687	3,419	3,082	14,733	7,610	2,623	5,774	1,415
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	27	48	219	169	165	50	439	123	28	207	32
Hotel EBITDA including amounts attributable to noncontrolling interest	5,459	5,950	6,929	8,315	7,836	6,522	32,859	14,264	3,472	13,875	1,947
Non-comparable adjustments	(57)	(1)	(1)	(2)	1	—	(239)	—	—	—	—
Comparable hotel EBITDA	$5,402	$5,949	$6,928	$8,313	$7,837	$6,522	$32,620	$14,264	$3,472	$13,875	$1,947

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	Aareal Princeton / Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Omni American Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$1,118	$720	$578	$346	$5,709	$—	$713	$174	$114	$1,725	$1,850
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	(1)	(1)	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	196	961	—
Amortization of loan costs	—	—	—	—	—	—	—	—	38	55	—
Depreciation and amortization	1,061	321	144	239	3,175	—	295	134	292	1,778	2,790
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	32	27	(8)	14	218	—	22	4	29	11	6
Hotel EBITDA including amounts attributable to noncontrolling interest	2,211	1,068	713	598	9,102	—	1,030	312	669	4,530	4,646
Non-comparable adjustments	—	—	—	—	—	3,093	—	—	—	—	—
Comparable hotel EBITDA	$2,211	$1,068	$713	$598	$9,102	$3,093	$1,030	$312	$669	$4,530	$4,646

	GACC Jacksonville RI - 1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$(796)	$(193)	$138	$202	$1,058	$17	$—	$—	$(1)	$122	$68,862
Non-property adjustments	2	—	—	—	—	—	—	—	—	—	(394)
Interest income	—	—	—	—	(13)	—	—	—	—	—	(58)
Interest expense	—	—	—	—	—	—	—	—	—	—	1,634
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	178
Depreciation and amortization	459	776	130	239	853	216	—	—	—	953	64,385
Income tax expense (benefit)	—	—	3	6	—	—	—	—	—	—	9
Non-hotel EBITDA ownership expense	(1)	226	2	1	74	3	—	—	—	9	2,176
Hotel EBITDA including amounts attributable to noncontrolling interest	(336)	809	273	448	1,972	236	—	—	(1)	1,084	136,792
Non-comparable adjustments	—	—	—	—	—	—	—	—	1	—	2,795
Comparable hotel EBITDA	$(336)	$809	$273	$448	$1,972	$236	$—	$—	$—	$1,084	$139,587
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2018
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$2,554	$2,506	$3,314	$3,324	$132	$2,693	$9,898	$6,597	$(248)	$4,834	$883
Non-property adjustments	1,971	—	(39)	46	(6)	—	(39)	(146)	—	(20)	(17)
Interest income	(1)	(1)	—	—	—	(3)	—	(1)	—	(14)	—
Interest expense	—	—	—	—	544	—	—	—	3	1	—
Amortization of loan costs	—	—	—	—	19	—	—	—	—	—	—
Depreciation and amortization	2,201	2,197	3,692	3,671	3,248	2,954	14,917	7,348	2,690	5,615	1,342
Income tax expense (benefit)	(1)	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	72	166	486	(12)	418	55	460	500	100	31	(14)
Hotel EBITDA including amounts attributable to noncontrolling interest	6,796	4,868	7,453	7,029	4,355	5,699	25,236	14,298	2,545	10,447	2,194
Non-comparable adjustments	14	—	(2)	—	1	1	(804)	—	—	—	—
Comparable hotel EBITDA	$6,810	$4,868	$7,451	$7,029	$4,356	$5,700	$24,432	$14,298	$2,545	$10,447	$2,194

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	Aareal Princeton / Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Omni American Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$2,002	$384	$374	$209	$2,582	$—	$125	$173	$63	$(1,564)	$32
Non-property adjustments	(41)	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	181	871	—
Amortization of loan costs	—	—	—	—	—	—	—	—	38	55	—
Depreciation and amortization	1,056	314	144	258	2,813	—	288	128	222	1,567	2,774
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(136)	25	44	8	(388)	—	6	2	85	58	5
Hotel EBITDA including amounts attributable to noncontrolling interest	2,881	723	562	475	5,007	—	419	303	589	987	2,811
Non-comparable adjustments	—	—	—	—	—	1,760	—	—	—	—	—
Comparable hotel EBITDA	$2,881	$723	$562	$475	$5,007	$1,760	$419	$303	$589	$987	$2,811

	GACC Jacksonville RI - 1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$(256)	$16	$7	$(53)	$413	$(51)	$—	$—	$—	$(632)	$40,311
Non-property adjustments	(40)	—	—	—	—	—	—	—	—	—	1,669
Interest income	—	—	—	—	(10)	—	—	—	—	—	(30)
Interest expense	—	—	—	—	—	—	—	—	—	—	1,600
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	112
Depreciation and amortization	368	719	130	238	850	216	—	—	—	909	62,869
Income tax expense (benefit)	—	—	—	1	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(21)	167	1	—	10	4	—	—	—	(49)	2,083
Hotel EBITDA including amounts attributable to noncontrolling interest	51	902	138	186	1,263	169	—	—	—	228	108,614
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	970
Comparable hotel EBITDA	$51	$902	$138	$186	$1,263	$169	$—	$—	$—	$228	$109,584
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2017
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$(5,710)	$2,576	$2,110	$2,470	$120	$2,910	$9,736	$4,239	$(313)	$5,264	$69
Non-property adjustments	8,182	(75)	—	31	—	—	101	(27)	—	(9)	—
Interest income	(5)	(1)	—	—	—	(2)	—	—	—	(14)	1
Interest expense	(1)	—	—	—	531	—	—	—	3	1	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,515	2,201	3,574	3,668	3,099	2,841	14,543	7,197	2,658	5,386	1,313
Income tax expense (benefit)	15	63	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	162	78	212	(11)	265	147	1,080	(66)	169	307	49
Hotel EBITDA including amounts attributable to noncontrolling interest	5,158	4,842	5,896	6,158	4,015	5,896	25,460	11,343	2,517	10,935	1,432
Non-comparable adjustments	(377)	(70)	(45)	(81)	(102)	(12)	(582)	(142)	(14)	(81)	—
Comparable hotel EBITDA	$4,781	$4,772	$5,851	$6,077	$3,913	$5,884	$24,878	$11,201	$2,503	$10,854	$1,432

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	Aareal Princeton / Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Omni American Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$1,080	$564	$497	$86	$3,737	$—	$684	$217	$166	$992	$1,803
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	(2)	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	173	551	—
Amortization of loan costs	—	—	—	—	—	—	—	—	37	36	—
Depreciation and amortization	1,067	320	141	178	2,360	—	285	127	240	1,505	2,700
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	85	21	4	19	34	—	14	3	9	91	(326)
Hotel EBITDA including amounts attributable to noncontrolling interest	2,232	905	640	283	6,131	—	983	347	625	3,175	4,177
Non-comparable adjustments	(16)	—	—	(7)	(30)	2,158	(10)	(3)	(2)	(21)	—
Comparable hotel EBITDA	$2,216	$905	$640	$276	$6,101	$2,158	$973	$344	$623	$3,154	$4,177

	GACC Jacksonville RI - 1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$116	$(12)	$88	$8	$198	$(225)	$(13)	$(10)	$(43)	$(302)	$33,102
Non-property adjustments	—	—	—	—	—	—	—	—	—	43	8,246
Interest income	—	—	—	—	(8)	—	—	—	—	3	(28)
Interest expense	—	—	—	—	—	—	—	—	—	—	1,258
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	73
Depreciation and amortization	285	698	137	234	852	214	—	—	—	844	61,182
Income tax expense (benefit)	—	—	57	39	—	—	—	—	—	(1)	173
Non-hotel EBITDA ownership expense	63	179	2	2	3	47	12	10	43	(83)	2,624
Hotel EBITDA including amounts attributable to noncontrolling interest	464	865	284	283	1,045	36	(1)	—	—	504	106,630
Non-comparable adjustments	—	(37)	—	—	—	(1)	1	—	—	(32)	494
Comparable hotel EBITDA	$464	$828	$284	$283	$1,045	$35	$—	$—	$—	$472	$107,124
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2017
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$2,592	$3,580	$1,821	$2,494	$4,371	$3,466	$7,600	$2,085	$407	$4,968	$642
Non-property adjustments	—	—	96	418	6	—	180	528	—	290	17
Interest income	(2)	(1)	—	—	—	(2)	—	(2)	—	(14)	(1)
Interest expense	—	—	—	—	525	—	—	—	3	1	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,485	2,239	3,624	3,691	2,901	2,683	14,429	7,000	2,642	5,327	1,156
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	101	49	125	400	83	42	1,163	1,401	58	890	39
Hotel EBITDA including amounts attributable to noncontrolling interest	5,176	5,867	5,666	7,003	7,886	6,189	23,372	11,012	3,110	11,462	1,853
Non-comparable adjustments	(511)	36	10	8	31	8	68	46	6	36	—
Comparable hotel EBITDA	$4,665	$5,903	$5,676	$7,011	$7,917	$6,197	$23,440	$11,058	$3,116	$11,498	$1,853

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	Aareal Princeton / Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Omni American Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$(24)	$644	$529	$405	$4,811	$—	$877	$47	$(120)	$3,162	$705
Non-property adjustments	127	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	169	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	37	—	—
Depreciation and amortization	1,052	323	142	163	2,155	—	284	127	379	1,462	2,560
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	392	14	4	11	2	—	(2)	1	2	56	(339)
Hotel EBITDA including amounts attributable to noncontrolling interest	1,547	981	675	579	6,968	—	1,159	175	467	4,680	2,926
Non-comparable adjustments	11	—	—	3	3	2,108	2	—	—	10	—
Comparable hotel EBITDA	$1,558	$981	$675	$582	$6,971	$2,108	$1,161	$175	$467	$4,690	$2,926

	GACC Jacksonville RI - 1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$222	$(923)	$144	$208	$1,359	$380	$—	$—	$—	$(551)	$45,901
Non-property adjustments	69	—	—	—	—	—	—	—	—	39	1,770
Interest income	—	—	—	—	(6)	—	—	—	—	—	(28)
Interest expense	—	—	—	—	—	—	—	—	—	—	698
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	37
Depreciation and amortization	220	639	148	233	847	230	—	—	—	825	59,966
Income tax expense (benefit)	—	—	33	—	—	—	—	—	—	—	33
Non-hotel EBITDA ownership expense	49	191	1	2	1	(3)	—	—	—	192	4,925
Hotel EBITDA including amounts attributable to noncontrolling interest	560	(93)	326	443	2,201	607	—	—	—	505	113,302
Non-comparable adjustments	—	15	—	—	—	—	—	—	—	14	1,904
Comparable hotel EBITDA	$560	$(78)	$326	$443	$2,201	$607	$—	$—	$—	$519	$115,206
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.